UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 18, 1994


                   Sears Credit Account Master Trust I
              (Exact name of registrant as specified in charter)


Illinois                        33-41484-01            Not Applicable
(State of                       (Commission            (IRS Employer
Organization)                   File Number)         Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
 (Address of principal executive offices)               (Zip Code)



Registrant's Telephone Number, including area code: (302) 888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.   Other Events

          On January 18, 1994, Registrant made available the Monthly Investor Certificateholders' Statement set forth as Exhibit 21.

Item 7.   Financial Statements and Exhibits

  21. Monthly Investor Certificateholders' Statement related to the distribution of January 18, 1994 and reflecting the performance of the Trust during the Due Period ended in December, 1993, which accompanied the distribution on January 18, 1994.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Sears Credit Account Master Trust I
                                          (Registrant)


                        By:   Sears Receivables Financing Group, Inc.
                                    (Originator of the Trust)



Date: January 18, 1994        By:   /S/PERRY N. WEINE
                                    Perry N. Weine
                                    Vice President, Administration

                                 EXHIBIT INDEX





                                                  Page number
                                                  in sequential
Exhibit No.                                       number system


   21.     Monthly Investor Certificateholders'         5
           Statement - (January 18, 1994).

                                                              Exhibit 21

Sears  Credit  Account  Master  Trust  I

Group  1  Monthly  Certificateholders'  Statement

Distribution Dated January 18, 1994
Due Period Ending: December, 1993

Under the Series Supplements relating to the Pooling and Servicing Agreement dated as of November 18, 1992 by and among Sears Roebuck and Co., Sears Receivables Financing Group, Inc. and Continental Bank, National Association as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust. The information for the Due Period and and Distribution Date listed above is set forth below:


A. Payments to Group 1 Investors this Due Period (per $1,000 of Original Invested Principal)

Group 1                       Total          Interest          Principal

Series 1               $4.916666670      $4.916666670       $0.000000000

B. Trust Performance

1. Principal Receivables at the end of the Due Period

(a)Total Master Trust

Investor Interest                             $1,000,000,000.00
Seller Interest                                  480,365,056.67
                                              -----------
TOTAL  MASTER  TRUST                          $1,480,365,056.67

(b)Investor Interest by Groups

Group  1                                      $1,000,000,000.00
                                            -----------
TOTAL  INVESTOR  INTEREST  BY  GROUPS          $1,000,000,000.00

(c)Group 1 Investor Interest

Series 1                                       $1,000,000,000.00

                                                 -----------
TOTAL  GROUP  1  INVESTOR  INTEREST            $1,000,000,000.00

   2. Invested Amounts

(a)Invested Amount by Groups

Group  1                                        $1,000,000,000.00
                                                 -----------
TOTAL  INVESTED  AMOUNT  BY  GROUPS             $1,000,000,000.00

(b)Group 1 Invested Amount

Series 1                                      $1,000,000,000.00
                                               -----------

TOTAL  GROUP  1  INVESTED  AMOUNT             $1,000,000,000.00


3. Allocation of Receivables Collected During the Due Period
                                         Finance Charge    Principal
(a)Allocation of Collections by Groups       Collections  Collections

Group  1                               $22,996,203.97     $76,723,075.63

                                          -----------        -----------

TOTAL  ALLOCATION  BY  GROUPS          $22,996,203.97     $76,723,075.63


      (b)Group 1 Allocations by Series to Investor and Seller

 Investor Allocation
     Series 1                         $15,751,208.81     $52,551,333.54

                                          -----------        -----------
                                      $15,751,208.81     $52,551,333.54

Seller Allocation                      $7,244,995.16     $24,171,742.09
                                 -----------        -----------
TOTAL GROUP 1 ALLOCATIONS             $22,996,203.97     $76,723,075.63


4. Information Concerning the Series Principal Funding Account  ("SPFA")

              Deposits into the SPFA
Group 1             This Due Period    Total Deposits  Investment Income

Series 1                 N/A               N/A                N/A
                 -----------       -----------        -----------
TOTAL  GROUP  1               $0.00             $0.00              $0.00

         * No Series has a Deficit Accumulation Amount.


5. Information Concerning the Series Interest Funding Account  ("SIFA")

                                 Deposits into the SIFA
Group 1                               This Due Period     Total Deposits

Series 1                                    NA                N/A

                                     -----------        -----------
TOTAL  GROUP  1                          $0.00              $0.00


6. Information Concerning Amount of Controlled Amortization Payments

                                   Amount Paid    Total Payments Through Group
1                         This Due Period    This Due Period

Series 1                                  $0.00              $0.00
                                       -----------        -----------   TOTAL
GROUP  1                           $0.00              $0.00

7. Pool Factors

Group 1                               This Due Period

Series 1                                    1.0
                                        -----------
TOTAL  GROUP  1                             1.0


8. Investor Charged-Off Amount
                                                   Cumulative Investor
                         This Due Period  Charged-Off Amount
Group 1

Series 1                          $4,161,630.41      $4,161,630.41
                          -----------        -----------

TOTAL  GROUP  1                   $4,161,630.41      $4,161,630.41


9. Investor Losses This Due Period
                                            per $1,000 of Original
Group 1                             Total      Invested Principal

Series 1                            $0.00              $0.00

                                 -----------        -----------          TOTAL
GROUP  1                     $0.00              $0.00


   10.Reimbursement of Investor Losses This Due Period

        - not applicable since no Series experienced an Investor Loss.


11.Aggregate Amount of Unreimbursed Investor Losses

        - not applicable since no Series experienced an Investor Loss.

12.Investor Monthly Servicing Fee Payable this Due Period

Group 1

Series 1                                            $1,666,666.67
                                                     -----------
TOTAL  GROUP  1                                     $1,666,666.67


13.Available Subordinated Amount at the end of the Due Period
                                               as a percentage of        Group
1                               Total    Invested Amount

Series 1                        $85,000,000.00       8.50%

14.Investor Excess Spread Analysis

                                          $                      % (1)
                                 -----------        -----------

Allocated Yield (2)                   $15,751,208.81        18.90%

   Less:
Certificate Interest (3)               $4,916,666.67        5.90%
Servicing Fees (4)                      1,666,666.67        2.00%
Allocated Charge-Offs (5)               4,161,630.41       4.99%

                                    -----------        -----------
Subtotal                            $10,744,963.75       12.89%

Excess Spread                         $5,006,245.06        6.01%

      (1)    Annualized percentage of the Invested Amount at the
beginning of the related Due Period.
      (2)    See Section B3(b) above
      (3)    See Section A above
      (4)    See Section B12 above
      (5)    See Section B8      above

   Note: Payment rate (aggregate collections/beg. receivables
             balance) for the related Due Period:              6.72%



                              Continental Bank, National Association,
                                 as Trustee


        /S/C. K. Duncan
    By:_____________________________
        Vice President